Exhibit 99.1

Disclaimer 2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meanings of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent known and unknown uncertainties, risks, changes in circumstances and other factors that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from actions taken by the federal government, including the threat or implementation of tariffs, immigration enforcement, executive orders, and changes in foreign policy; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including the level and impact of inflation, and future monetary policies of the Federal Reserve and executive orders in response thereto, and possible recession; credit risk and risks from concentrations (including by type of borrower, geographic area, collateral and industry) within the Company’s loan portfolio or large loans to certain borrowers (including commercial real estate (“CRE”) loans); the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses on loans; new or revised accounting standards as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, Securities and Exchange Commission (the “SEC”) or Public Company Accounting Oversight Board; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions, “fintech” companies and digital asset service providers; the effectiveness of our risk management framework; rapid technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequences to us and our customers, including the development and implementation of tools incorporating artificial intelligence; emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action, damage our reputation, or otherwise materially harm our business or customers; the commencement, cost and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, domestic or foreign; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of tariffs or other governmental policies impacting the global supply chain and the value of products produced by our commercial borrowers; severe weather, natural disasters, widespread disease or pandemics, acts of war, military conflicts, or terrorism, changes in foreign relations, or other adverse external events, including the wars in Iran and Ukraine, ongoing conflicts in the Middle East and other international military conflicts that can increase levels of political and economic unpredictability, contribute to rising energy and commodity prices, affect global supply chains, increase the volatility of financial markets, and other matters beyond our control; potential impairment to the goodwill the Company recorded in connection with acquisitions; risks associated with our integration of First Minnetonka City Bank (“FMCB”) and the effect of the merger on the Company’s customer and employee relationships and operating results; the availability of future equity and debt issuances and other capital raising opportunities on favorable terms; changes to U.S. or state tax laws, regulations and governmental policies concerning the Company’s general business, including changes in interpretation or prioritization of such rules and regulations; the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor and depositor sentiment regarding the stability and liquidity of banks; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the SEC. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although the Company believes that such information is accurate and that the sources from which it has been obtained are reliable, the Company cannot guarantee the accuracy of, and has not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation.

The Finest Entrepreneurial Bank 3 Company Overview Branch-Light Model in Attractive Twin Cities Market Name: Bridgewater Bancshares, Inc. Headquarters: St. Louis Park, MN Ticker: NASDAQ: BWB; BWBBP Assets: $5.4 Billion Loans: $4.4 Billion Deposits: $4.3 Billion Shareholders’ Equity: $547.9 Million Serving a Commercial-Focused Client Base Track Record of Profitability, Growth and Efficiency • CRE lending • Acquisition financing • Construction lending • Affordable housing financing • Long-term multifamily financing • Leases • Commercial & business lending • Business / treasury management • SBA lending • 1-4 family rentals • Personal banking CRE, 31% Multifamily, 38% C&D, 5% Leases, 1% C&I, 13% 1-4 Family, 11% Consumer, <1% $4.4B Business and Personal Banking Commercial Banking Loan Balances • Founded in 2005 by a group of banking industry veterans and local business leaders • Continuous profitability since the third month of operations • Proven ability to generate strong organic growth in the Twin Cities • Expertise in commercial real estate with a focus in multifamily and affordable housing lending • Highly efficient operations with a branch-light model • Organizational focus on risk management with a long track record of superb asset quality Data as of June 30, 2026 Twin Cities

Strategic Leadership Team (SLT) with Broad Skill Sets and Industry Experience 4 Jerry Baack Chairman and Chief Executive Officer • Former regulator and responsible for all aspects of BWB formation • Lead founder of BWB in 2005 • 35+ years of banking experience Laura Espeseth Chief Administrative Officer • Oversees various aspects of finance, accounting, and facilities • Joined BWB in 2017 • 20+ years of banking and public accounting experience Nick Place Chief Banking Officer • Oversees all aspects of client growth and relationship management, including lending, treasury management and deposits • Joined BWB in 2007 • 20 years of banking experience Joe Chybowski President and Chief Financial Officer • Strategic insights across all aspects of the organization, including finance, capital and liquidity management • Joined BWB in 2013 • 15+ years of banking and capital markets experience Lisa Salazar Chief Operating Officer • Oversees operations, technology and product initiatives to drive efficiencies and enhance the overall client experience • Joined BWB in 2018 • 30+ years of banking experience Approximately 20% of BWB’s common shares were owned by Board and SLT members as of June 30, 2026, demonstrating strong alignment with shareholders Katie Morrell Chief Credit Officer • Oversees credit policies and practices and chairs the loan and credit risk management committees • Joined BWB in 2020 • 18+ years of financial services experience Jessica Stejskal Chief Experience Officer • Oversees marketing, community impact and project management • Joined BWB in 2014 • 14+ years of marketing experience

A Disciplined Strategy Built for Growth

BRIDGEWATER BANCSHARES, INC.

Truly Unconventional Culture

- A Top Workplace in Minnesota for 10+ years
- Focus on professional development and employee retention
- Entrepreneurial mindset built for speed and accountability, not bureaucracy
- Accessible, hands-on leadership, actively involved in decisions and the business
- Culture of transparency and ownership, enabling teams to act quickly and solve problems

Highly Efficient Business Model

- Branch-light model with a commercial real estate focus
- Efficient operating philosophy, including networking, banking tools and in-house expertise
- Relatively low levels of expenses as a percent of total assets
- Efficiency ratio consistently better than peer banks

Robust Balance Sheet Growth

- Long track record of generating robust organic loan growth
- Emphasis on CRE and multifamily lending
- Increased focus on affordable housing with growth opportunities both in-market and nationally
- M&A-related market disruption has created client and talent acquisition opportunities to support loan and deposit growth
- Opportunistic acquirer following successful bank acquisition in 2024

Proactive Risk Management

- Strong asset quality track record with consistently low levels of NCOs and NPAs
- Conservative and decisive credit culture, including measured risk selection, consistent underwriting, active credit oversight and deep industry experience
- Invest in scaling the risk management function to address emerging risks and support longer term growth outlook

Consistent Tangible Book Value[1] Growth and Outperformance



267%
111%
4Q16
2Q17
4Q17
2Q18
4Q18
2Q19
4Q19
2Q20
4Q20
2Q21
4Q21
2Q22
4Q22
2Q23
4Q23
2Q24
4Q24
2Q25
4Q25
2Q26
BWB
Peer Bank Average²

Tangible Book Value Per Share[1] growth resumed in 1Q25 following a bank acquisition in 4Q24

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation

[2] Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of June 30, 2026 (Source: S&P Capital IQ)

5

Our Core Values 6 Unconventional. Our clients notice a difference. Responsive. Under promise, over deliver. Dedicated. Don’t stop until you get it done. Growth. If you aren’t moving forward, where are you going? Accurate. It’s more than just an expectation.

Culture as a Strategic Advantage 7 32% Employee Experience Clear Accountability Professional Development Employee-Led Committees Compensation and Benefits Intentional investment in the employee experience, supporting long-term engagement and retention Disciplined operating rhythms and clear accountability, supporting execution and scalability Committed to investing in learning, development and career growth with an emphasis on developing talent from within Employee-led committees supporting wellness, inclusion and professional development Competitive, equitable compensation and benefits designed to attract and retain high-performing teams Team members promoted into next-level and/or leadership roles in 2025 5-Time Winner

A Responsive Service Model 8 Our clients can expect… • Responsive support and simple solutions • A local bank of choice in a market where many local banks have been acquired by out-of-state buyers • Flexibility, market expertise and strong network connections The “Proven Process” for Our Clients • BEST Business Bank • BEST Small Business Banking • BEST Commercial Mortgage Lender An Award-Winning Client Experience • BEST Business Bank (silver winner)

Bridgewater’s Pillars of Community Impact Building Places Fueling Business Investing in People • Affordable housing and community development initiatives • Partnerships that strengthen neighborhoods and housing stability • Supporting entrepreneurs and small businesses that drive local economic vitality • Expanding access to capital, mentorship, and business networks, particularly for women-owned and diverse businesses • Workforce development, financial education, and community wellbeing • Programs that expand access to opportunity and long-term financial mobility • “Outstanding” CRA Rating • Minnesota Banker’s Association – Community Champion Award • Partnered with the FHLB of Des Moines through the Member Impact Fund to help deliver over $800K in matching grants to 23 Minnesota nonprofits focused on affordable housing and community development 2025 Community Impact Snapshot $401K Total Donations 1,161 Volunteer Hours Bridgewater is committed to investing in the communities we serve, through philanthropy, volunteering, and strategic partnerships, focused across our three Pillars of Community Impact: BWB partnered with Project for Pride in Living to support affordable housing and community stability initiatives benefiting youth and families across the Twin Cities BWB sponsored a Power of 100 Greater Stillwater event, supporting women leaders who are fueling local economic growth through collective philanthropy As part of BWB’s Take Your Child to Work Day, kids packed backpacks for resident children at People Serving People, allowing them to be prepared for the school year A Commitment to Our Communities 9

Attractive and Growing Twin Cities Market 10 18 Fortune 500 companies1 Large Corporate Presence #1 State with highest average credit score (742)2 Credit Worthy Population #4 Best overall state3 Overall State #5 Top state for business4 Top State for Business #4 Best rental market for recent college graduate (Minneapolis)5 State to Move to Top 20 Most populated MSA in the U.S.6 Populated MSA 2.28% 0.95% Twin Cities Midwest Weighted Average $105,075 $81,775 Twin Cities Midwest Weighted Average Strong Market Demographics 2026 Median Household Income ($)6 2026 – 2031 Proj. Population Growth (%)6 1 Source: Fortune, 2026 2 Source: Experian – Average FICO Score by State, 2026 3 Source: U.S. News & World Report, 2025 4 Source: CNBC, 2026 5 Source: Realtor.com, 2025 6 Source: S&P Capital IQ

Bank-of-Choice For Twin Cities Clients Looking to Bank Local

BRIDGEWATER BANCSHARES, INC.

Largest Minnesota-Based Banks by Total Assets[1]



Total Assets
Deposit Market Share (Minneapolis-St. Paul MSA)
2Q26[2]
$1.4 Citizens Alliance Bank 0.05%
$1.5 North American Bank 0.49%
$1.5 Park State Bank 0.04%
$1.5 Deerwood Bank 0.12%
$2.2 Think Mutual Bank 0.11%
$2.7 Tradition Capital Bank 0.73%
$2.8 Sunrise Banks 0.33%
$2.9 Merchants Bank 0.16%
$2.9 Minnwest Bank 0.33%
$3.7 Frandsen Bank & Trust 0.27%
#2 $5.4 BWB 1.84%
$705.6 U.S. Bank 41.21%
2014
#14 $0.7 BWB 0.27%
Acquired $1.2 Central Bank 0.36%
Acquired $1.4 Anchor Bank 0.59%
$1.4 Merchants Bank 0.11%
$1.5 Minnwest Bank 0.07%
$1.5 Think Mutual Bank 0.08%
$1.5 Stearns Bank 0.01%
$1.6 Frandsen Bank & Trust 0.09%
Acquired $1.6 Klein Bank 0.57%
Acquired $2.9 Bremer Bank 1.14%
Acquired $18.9 TCF Bank 2.51%
$384.2 U.S. Bank 26.76%

- Second largest locally-led bank in the Twin Cities
- Significant Twin Cities market disruption with several local banks being acquired by out-of-market buyers
- BWB has the scale and agility to be the bank-of-choice for local clients looking for a local bank with local decision-making
- BWB's YoY in-market deposit growth has exceeded Twin Cities MSA growth for 13 consecutive years[3]



Fast & Local.
Not Old & National.
BRIDGEWATER BANK

[1] Source: FDIC and S&P Capital IQ; includes banks with deposits in the Minneapolis-St. Paul MSA (data as of June 30 of each year)
[2] Total assets as of June 30, 2026; excludes Ameriprise Financial
[3] Source: FDIC and S&P Capital IQ

11

History of Robust Organic Asset Growth 12 $1,184 $4,821 $76 $245 $929 $1,260 $1,617 $1,974 $2,269 $2,927 $3,478 $4,346 $4,612 $5,066 $5,407 $5,390 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q26 Organic Acquired Assets Proven ability to consistently generate robust organic asset growth primarily in the Twin Cities market Emphasis on commercial real estate and multifamily lending with an increased focus on affordable housing Dollars in millions Ongoing evaluation of potential M&A opportunities to complement organic growth strategy Completed the acquisition of First Minnetonka City Bank in December 2024

Disciplined Pace of Loan Growth

Bridgewater Bancshares, Inc.

Long track record of strong loan growth


6% CAGR
$3,569
$3,724
$3,869
$4,310
$4,426
2022
2023
2024
2025
2Q26

- Strong brand presence and relationships in the market allow us to get in front of high-quality clients and deals
- Operating in a competitive "sweet spot" in the Twin Cities – financing larger deals than community banks, but under the radar of the larger banks
- Opportunities to build new client and banker relationships due to recent M&A-related market disruption in the Twin Cities
- Expansion of talented lending and treasury management teams
- Recent growth in affordable housing with balances up 22% year-over-year

Focus on generating profitable loan growth aligned with core deposit[1] growth over time


7% YoY Growth
$4,146
$4,215
$4,310
$4,368
$4,426
2Q25
3Q25
4Q25
1Q26
2Q26

- **2Q26 loan balances increased 5.4% annualized**
- Near-term loan growth dependent on a variety of factors, including:
  - **Core deposit growth –** pace of core deposit growth will be a governor on loan growth as we look to remain within our target loan-to-deposit ratio range
  - **Competition –** increased loan competition and banks being more aggressive on pricing could impact growth as we focus on profitable growth
  - **Loan demand –** M&A disruption and strong pipelines continue to support near-term growth as we continue to get in front of good deals
  - **Loan payoffs and paydowns –** pace of loan payoffs will continue to impact loan growth

Dollars in millions

[1] Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000

13

Strong Diversification Within Key Portfolios

Bridgewater Bancshares, Inc.

	Multifamily	CRE Nonowner Occupied	Construction & Development	C&I
Size	**$1,691M** 38% of portfolio	**$1,169M** 26% of portfolio	**$233M** 5% of portfolio	**$591M** 13% of portfolio
YoY Growth	↑ **9%**	↑ **3%**	↑ **33%**	↑ **8%**
Competitors	Agency lenders, local banks and credit unions	Local banks and life insurance companies	Local and regional banks	Local and regional banks
Go-to-Market Strategy	Bank of choice in the Twin Cities market due to proven expertise and differentiated service model	Knowledgeable lenders with efficient closing processes and ample capacity	Efficient underwriting process and deep knowledge in construction loan management	Responsive support, simple solutions and the local touch entrepreneurs are looking for
Growth Outlook	Continued appetite given expertise and market opportunities	Continued appetite given expertise and market opportunities	Renewed balance sheet growth following increased commitments since late 2024	Increased focus on expanding C&I through targeted verticals
Key Stats	**$3.0M** Avg. Loan Size; **67%** Weighted Avg. LTV; **99%** Loans with Pass Rating	**$1.9M** Avg. Loan Size; **57%** Weighted Avg. LTV; **99%** Loans with Pass Rating	**$0.7M** Avg. Loan Size; **53%** Weighted Avg. LTV; **0.00%** 5-Year NCOs	**$419K** Avg. Loan Size; **0.06%** 5-Year NCOs; **99%** Loans with Pass Rating

Portfolio Diversification


Property Type
Affordable Housing [1] 31%
Class A 24%
Class B 11%
Class C 34%


Property Type
Medical Office 4%
Other 13%
Industrial 28%
Mini Storage Facility 9%
Senior Housing 8%
Retail 18%
Office 20%


Property Type
Land 37%
Residential 20%
Multifamily 27%
CRE Other 16%


Industry
Accom. & Food Service 1%
Trade 1%
Other 14%
Finance & Ins. 6%
Prof. Services 6%
Manufact. 12%
Constr. 10%
RE, Rental and Leasing 50%

[1] Includes formally subsidized properties (26%) and market rate properties with affordable set-asides (5%)
Data as of June 30, 2026

14

Well-Diversified Loan Portfolio with Multifamily and CRE Expertise 1 15 Includes nonowner-occupied CRE, construction and land development, and 1-4 family construction 354% 333% 318% 304% 313% 266% 264% 258% 232% 213% 224% 207% 180% 164% 185% 177% 204% 190% 219% 257% 250% 249% 249% 250% 534% 497% 503% 480% 517% 456% 483% 515% 482% 462% 473% 457% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2Q26 CRE NOO 27% Multifamily 38% C&D 5% C&I 13% CRE OO 4% 1-4 Family 11% Leases 1% Consumer & Other 1% CRE NOO 27% Multifamily 21% C&D 15% C&I 13% CRE OO 6% 1-4 Family 18% Consumer & Other <1% $0.8B Evolution of Loan Mix by Type 2015 2Q26 Intentional mix shift toward Multifamily has aligned with the build-out of talent and expertise in the segment and continued strong performance CRE Concentrations (ex. Multifamily) Have Trended Lower Multifamily / Bank Risk-Based Capital CRE (ex. Multifamily)1 / Bank Risk-Based Capital $4.4B

CRE Concentration Driven by a Proven, Lower Risk Multifamily Portfolio 16 1 Source: Michel Commercial Real Estate; Twin Cities Multifamily Market Q2-2026 Review 2 Source: FDIC (data through 1Q26) 3 Includes nonowner-occupied CRE, construction and land development, and 1-4 family construction 4 Includes formally subsidized properties (26%) and market rate properties with affordable set-asides (5%) Class A 24% Class B 11% Class C 34% Affordable Housing 31% 2Q26 250% of Bank RBC Multifamily CRE (ex. Multifamily) 3 207% of Bank RBC 457% of Bank RBC Multifamily Makes Up Majority of CRE Concentration Multifamily Lending Approach Multifamily Portfolio Characteristics Drive Track Record of Strong Asset Quality WA LTV Avg. Loan Size Avg. Debt/Unit NCOs (since 2005) 67% $3.0M $85K <$1M • Bank of choice in the Twin Cities with expertise and differentiated service model • Greater tenant diversification compared to other asset classes • Positive market trends with reduced vacancy rates, strong absorption, and slower construction = favorable outlook for occupancy and rent growth • Twin Cities rank 4th in the nation for year-over-year multifamily rent growth1 • Market catalysts include relative affordability, steady population growth, low unemployment, strong wages, and shortage of single-family housing Portfolio Balance Affordable Housing Mix4 $1.7B 31% Increased Focus on Affordable Housing Product Type Well-Diversified by Size 5-19 Units 9% 20-49 Units 24% 50-99 Units 28% 100+ Units 39% Size 4 Properties Primarily Located In-Market Minnesota 85% National 15% Location (0.20)% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Multi-family CRE 1-4 Family C&I C&D Consumer (ex. cards & auto) Total Loans Last 5 Years Last 10 Years Last 15 Years Last 20 Years Last 25 Years Low Historical Losses vs. Other Asset Classes Average Historical Net Charge-Off Rates (all FDIC-insured banks)2

Unique Expertise in Affordable Housing

Bridgewater Bancshares, Inc.

Expertise in the High-Quality Affordable Housing Space

- Leveraging affordable housing expertise to support communities and clients in the Twin Cities and across the country
- Active in the affordable housing space since 2008
- **High barrier to entry due to complex nature of the transactions**
- Risk mitigants include working with experienced developers of scale across the country and the ongoing demand for affordable housing nationwide
- 67% of the portfolio located in MN, 33% located out-of-state
- New affordable housing origination yields higher than total portfolio
- Strong source of core deposit growth

Portfolio Growth



22% YoY Growth
$581
$611
$652
$708
$712
2Q25
3Q25
4Q25
1Q26
2Q26

Portfolio Mix



C&I 19%
Construction and Development 6%
$712M
Multifamily 75%

Dollars in millions
Data as of June 30, 2026

Anatomy of an Affordable Housing Transaction

Predevelopment Stage
- Land acquisition (takedown)
- Predevelopment financing
- Entitlements and approvals

→

Construction Stage
- Construction financing
- Equity investor contributions
- Monthly draws

→

Permanent Stage
- Permanent financing
- Final equity contributions
- Stabilization and lease-up

BWB has the ability to provide financing through one or more of the following parts of the transaction:

1. Construction Loan
2. Permanent Loan
3. Equity Bridge Loan
4. Letter of Credit
5. Land Acquisition Financing
6. Corporate Line of Credit

Sample Affordable Housing Transaction

Sources of Funds ($000s)	Budget	Pre-development	Construction	Conversion	Permanent
1st Mortgage Construction to Permanent Loan	$ 20,000	$ -	(1) 20,000	$ -	(2) 20,000
LIHTC Equity	30,000	-	12,000	18,000	30,000
Equity Bridge Loan	15,000	-	(3) 15,000	(15,000)	-
Land Loan	2,000	(5) 2,000	-	-	-
Corporate Line of Credit Advance	250	(6) 250	-	-	-
Borrower Equity	500	500	-	-	-
Letter of Credit (not drawn)	(4) 200	-	-	-	-
Total Source of Funds	**$ 67,950**	**$ 2,750**	**$ 47,000**	**$ 3,000**	**$ 50,000**

17

Focus on Core Deposit Growth

BRIDGEWATER BANCSHARES, INC.

Long track record of strong deposit growth…


7% CAGR
$3,417
$3,710
$4,087
$4,320
$4,346
2022: 26%, 13%, 30%, 8%, 23%
2023: 20%, 19%, 25%, 8%, 28%
2024: 20%, 21%, 31%, 8%, 20%
2025: 21%, 21%, 32%, 7%, 19%
2Q26: 19%, 22%, 33%, 6%, 20%
2022
2023
2024
2025
2Q26
Noninterest-Bearing Transaction
Interest-Bearing Transaction
Savings and Money Market
Time
Brokered

…with recent core deposit momentum


8% Growth
$3,107
$217
$2,890
$3,170
$3,186
$3,279
$3,351
$3,377
$3,348
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
Core Deposits
Acquired Core Deposits[1]

- Strong and growing brand taking market share in the Twin Cities
- New client and banker acquisition opportunities due to M&A disruption, including ONB/Bremer merger
- Niche deposit verticals including property management companies, title companies and affordable housing
- Supplemented core deposits with wholesale funding to support future loan growth and manage interest rate risk

- 2Q26 deposits increased $41M, or 3.8% annualized (up 2.6% YoY)
- 2Q26 core deposits[1] declined $30M, or 3.5% annualized (up 5.1% YoY)
- Year-over-year core deposit growth tracking with loan growth
- Core deposit growth not always linear and tends to be seasonally lower early in the year
- Supplement core deposit growth with wholesale funding as needed

[1] Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000
Dollars in millions

18

A Spread-Based Revenue Model 19 $24,996 $25,599 $26,967 $30,208 $32,452 $34,091 $35,687 $36,647 $38,566 $1,763 $1,522 $2,533 $2,079 $3,627 $2,061 $3,148 $9,564 $2,324 $26,759 $27,121 $29,500 $32,287 $36,079 $36,152 $38,835 $46,211 $40,890 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Revenue Growth Continues Dollars in thousands • Strong track record of revenue growth driven by steady net interest income growth • Spread-based revenue model with net interest income making up 94% of total revenue in 2Q26 • Recent increase in noninterest income driven by: • Swap fees ($2.1M over the past five quarters) • Investment advisory fees ($1.1M since FMCB acquisition in 4Q24) • 1Q26 noninterest income included one non-core item: • Sold $208.5M of securities for a gain of $7.3M Spread Based Revenue Model…With Increased Fee Income Net Interest Income Noninterest Income

NIM Expansion and Net Interest Income Growth

BRIDGEWATER BANCSHARES, INC.

Net Interest Income and Margin Trends



2.62%
2.63%
2.75%
2.99%
3.07%
2.49%
2.52%
2.62%
2.86%
2.94%
$32,452
$618
$1,019
$30,815
$34,091
$488
$966
$32,637
$35,687
$595
$1,041
$34,051
$36,647
$1,257
$346
$35,044
$38,566
$1,464
$188
$36,914
2Q25
3Q25
4Q25
1Q26
2Q26
Purchase Accounting Accretion (PAA)
Loan Fees
Core Net Interest Income
Net Interest Margin[1]
Core Net Interest Margin[1,2]

[1] Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21%
[2] Represents a non-GAAP financial measure. See Appendix for non-GAAP reconciliation
Dollars in thousands

Net Interest Margin Roll-forward



2.99%
0.01%
(0.01)%
0.11%
0.01%
0.01%
(0.05)%
3.07%
Core NIM[2] up 8 bps
NIM (1Q26)
Loan Fees
Purchase Accounting Accretion
Loans
Investments
Cash
Deposits
NIM (2Q26)

2Q26 Net Interest Income / Net Interest Margin Commentary

Net Interest Income

- Net interest income growth of 21% annualized from 1Q26, driven by both earning asset growth and net interest margin expansion
- Average interest earning assets grew $65M, or 5.2% annualized, from 1Q26

Net Interest Margin

- NIM increased 8 bps in 2Q26
  - Loan portfolio continued to reprice higher
  - Higher loan fees related to elevated loan payoff activity
  - Deposit costs remained relatively flat
- Expect continued NIM expansion in 2H26, albeit at a slower pace

20

Loan Portfolio Positioned to Reprice Higher

Bridgewater Bancshares, Inc.

Loan Portfolio Mix



Adjustable, 11%
Variable, 25%
Fixed, 64%

Increasing Variable-Rate Mix



15% 14% 13% 12% 11%
18% 19% 22% 23% 25%
67% 67% 65% 65% 64%
2Q25 3Q25 4Q25 1Q26 2Q26
Fixed
Variable
Adjustable

Fixed-Rate Portfolio ($2.8B)

Years to Maturity



$629 $528 $496 $424 $354 $387
22% 19% 18% 15% 12% 14%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years
WA Yield
5.62% 5.51% 5.63% 5.97% 5.65% 4.52%

- Large fixed-rate portfolio provides support to total loan yields in a rates-down environment
- **$629M** of fixed-rate loans maturing over the next year, with a weighted average yield of **5.62%**

Adjustable-Rate Portfolio ($504M)

Adjustable-Rate Repricing/Maturity Schedule



$114 $103 $118 $30 $64 $74
23% 20% 23% 6% 13% 15%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years
WA Yield
3.99% 4.80% 5.10% 6.86% 6.32% 4.69%

- Adjustable-rate loans positioned to continue repricing higher
- **$114M** of adjustable-rate loans repricing or maturing over the next year, with a weighted average yield of **3.99%**

Variable-Rate Portfolio ($1.1B)

Variable-Rate Loan Floors



$44 $65 $187 $371 $51
6% 9% 26% 52% 7%
Below 4%
4%-5%
5%-6%
6%-7%
Above 7%

- Intentional focus on growing the variable-rate loans to make the loan portfolio more rate-neutral
- 65% of variable-rate portfolio have rate floors, with 85% of the floors at or above 5%
- 96% of variable-rate loans are currently tied to SOFR or Prime

Dollars in millions
Data as of June 30, 2026

21

A Highly Efficient Business Model 22 41.5% 53.0% 57.9% 53.5% 54.6% 56.0% 60.6% 61.3% 57.4% 56.1% 2022 2023 2024 2025 YTD 2Q26 BWB An Efficiency Ratio1 Consistently Below Peers 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation. 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of June 30, 2026 (Source: S&P Capital IQ) What Makes BWB So Efficient? An Efficient Operating Culture With a CRE-Focused, Branch-Light Model ~2x as many assets per FTE employee compared to the peer bank median2 9 Branches (peer bank median2 : 35) ~4x as many assets per branch compared to the peer bank median2 The higher cost of funds associated with a branch-light model is more than offset by lower overall operating expenses Total Expenses to Average Earning Assets (2Q26 YTD) 1.74% 2.76% 2.66% 2.07% 4.40% 4.83% BWB Peer Bank Average Peer Bank Median2 2 Interest Expense / Avg. Earning Assets Noninterest Expense / Avg. Earning Assets

Modernizing Technology Tools to Support Growth and Efficiency 23 Client-Facing • Unified digital experience for consumer and small business clients • Updated user experience for commercial online banking • Predictive intelligence with data-driven engagement • Improved client service with consistent, responsive support and reliable outcomes Scalable core to support growth outlook Core Banking Platform IT Strategy: improve client interactions, streamline processes, automate activities and embrace digital transformation IT Decision-Making: driven by unconventional culture, enhancing the client experience and improving organizational efficiencies IT Current State Loan and Deposit Infrastructure • Unified, scalable, cloud-native operating system for commercial lending • Relationship management tools for personalized client interaction summaries and improved client service • Generative AI tools to augment banker productivity Workflow Automation and Analysis • Enhanced productivity and operational efficiency through streamlined workflows and automation • Centralized real-time data platform for secure, high-performance analytics • Improved accuracy and compliance with strengthened data security 2026 IT Focus Areas Enhancing the Digital Client Experience • Expanded investment in digital products that improve client interaction with evolving payment solutions Modernization of Core Banking • Unified core to create a consistent and modern experience • Scalable architecture to support bank growth and M&A API First Banking Architecture • Seamless integration for modular business services with easy access to third-party fintech services Workforce Transformation with AI Driven Automation • AI assistant tools for employees with automation of back-office workflows • Embedded AI across enterprise software tools to improve productivity Strengthening Cybersecurity and Fraud Detection • Behavioral biometrics • AI driven fraud and AML detection and continuous risk monitoring

Scaling Enterprise Risk Management Across a Growing Organization 24 Manage and mitigate dynamic risks while enhancing shareholder value, being responsive to clients and delivering simple solutions in unconventional ways BWB Risk Management Philosophy Enterprise Risk Management Attributes in Place Today at BWB • Proactively addressing top and emerging risks across all risk categories • Continuing to scale a risk framework aligned with growth • Communicating with and educating clients and team members about fraud prevention • Leveraging technology to enhance processes and controls while driving responsiveness • Reinforcing operational and financial resilience through all three lines of defense • Making investments to bolster organizational resiliency and third-party risk management • Proactively making incremental enhancements to CRA programs, including affordable housing and low to moderate income initiatives Making Investments to Proactively Identify and Mitigate Emerging Risks Credit Concentration Risk Information and Cybersecurity Risk Enterprise Risk and Compliance Financial Risk • Strong credit underwriting and administration program • Proactive credit risk oversight, analytics and portfolio monitoring as well as building upon the Bank’s stress testing capabilities • Expertise and specialization in key portfolios, including multifamily and affordable housing • Investing in enhanced infrastructure and security protocols, including planned disaster recovery and business continuity expansion • Proactively leveraging technology to meet the evolving digital needs of clients while maintaining safety and security • Developing effective risk culture and awareness model with ongoing training initiatives and tabletop simulations • Focusing on recruitment and retention of highly skilled risk professionals • Proactively monitoring internal and external trends to quantify changes in risk profile • Maintaining compliance with evolving regulatory expectations and broadening suite of products and services • Monitoring and managing balance sheet growth with an eye toward economic and interest rate volatility • Actively monitoring, maintaining and strategically deploying liquidity while developing long-term strategies for capital preservation • Enhancing enterprise stress testing to evaluate capital impact in various scenarios • Broadening the Bank’s liquidity risk management tools through expanded digital offerings and enhancements to the client experience

A Strong Credit Culture

Bridgewater Bancshares, Inc.

Consistent Underwriting Standards

- Robust credit policy and underwriting guidelines for all types of lending
- No significant changes in portfolio composition – continued focus on multifamily expertise

Active Credit Oversight

- No individual credit authority for lending staff
- Enhanced credit concentration monitoring
- Ongoing covenant testing to assess potential risks early
- Proactively addressing repricing risk to identify potential cash flow strain well ahead of maturity

Experienced Banking and Credit Teams

- Seasoned credit team supporting loan growth and credit risk management
- Solid lender and credit analyst expertise across segments, geographies and relationships

5-Year Peak Annual Net Charge-off Ratio vs. Peers

BWB	Peer Bank Median[1]
0.04%	0.19%

Asset Quality Consistently Outperforms Peers

BWB	Peer Bank Median[1]
0.41%	0.75%

5-Year Peak Quarterly Nonperforming Assets[2] / Assets vs. Peers

[1] Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of June 30, 2026 (Source: S&P Capital IQ)
[2] Nonaccrual loans, loans 90 days past due and foreclosed assets
Data as of June 30, 2026

25

Credit Risk Management and Oversight Driving Strong Asset Quality 26 $639 $919 $301 $22,034 $21,648 0.01% 0.02% 0.01% 0.41% 0.40% 2022 2023 2024 2025 2Q26 $47,996 $50,494 $52,277 $56,443 $57,418 1.34% 1.36% 1.35% 1.31% 1.30% 2022 2023 2024 2025 2Q26 Nonperforming Assets2 One mixed-use multifamily property moved to nonaccrual in 2Q26 Allowance for Credit Losses Well-reserved compared to peer median ACL/Loans of 1.16%1 $(276) $202 $1,231 $1,484 $925 (0.01)% 0.01% 0.03% 0.04% 0.04% 2022 2023 2024 2025 YTD 2Q26 Net Charge-Offs NCOs remain at relatively low levels Net Charge-Offs % of Average Loans $28,049 $35,858 $21,791 $52,956 $43,888 5.5% 6.5% 3.8% 8.5% 6.5% 2022 2023 2024 2025 2Q26 Substandard Loans Stable levels of Substandard loans Substandard Loans % of Total Bank Capital ACL % of Gross Loans 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of June 30, 2026 (Source: S&P Capital IQ) 2 Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands NPAs % of Assets

High Quality Securities Portfolio 27 AAA 30% AA 44% A 5% BBB 7% NR 14% Rating Mix Derivatives Portfolio Offsetting AOCI Impact (dollars in thousands) $(39,161) $(15,865) $16,119 $17,687 $(14,228) $(593) 2Q25 2Q26 MTM Securities MTM Derivatives Net Impact on AOCI1 • No held-to-maturity securities • Securities portfolio average duration of 7.0 years • Average securities portfolio yield of 4.87% • AOCI / Total Risk-Based Capital of (0.1)% vs. peer bank median of (3.6)%2 1 Includes the tax-effected impact of $5,738 in 2Q25 and $239 in 2Q26 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2026 (Source: S&P Capital IQ) 36% 31% 31% 40% 37% 15% 29% 31% 35% 42% 18% 13% 12% 17% 15% 20% 18% 19% 11% 9% 7% 8% 6% $744 $826 $776 $567 $605 2Q25 3Q25 4Q25 1Q26 2Q26 Mortgage-Backed Securities Municipal Bonds U.S. Treasuries Corporate Securities Securities Available for Sale Portfolio (dollars in millions) Other

Ample Liquidity and Borrowing Capacity 28 1 Excludes $104M of pledged securities at June 30, 2026 Dollars in millions 12.4% 12.5% 11.5% 12.4% 12.0% 32.7% 32.1% 35.0% 36.1% 38.7% $2,384 $2,393 $2,510 $2,586 $2,732 2Q25 3Q25 4Q25 1Q26 2Q26 Off-Balance Sheet Liquidity as a % of Assets On-Balance Sheet Liquidity as a % of Assets Liquidity Position with 2.4x Coverage of Uninsured Deposits Significantly Enhanced Liquidity Position Since 2022 Funding Source 12/31/2022 6/30/2026 Change Cash and Cash Equivalents $ 48 $ 146 $ 98 Unpledged Securities1 549 501 (48) FHLB Capacity 391 746 355 FRB Discount Window 158 1,081 923 Unsecured Lines of Credit 208 220 12 Secured Line of Credit 26 37 11 Total $ 1,380 $ 2,732 $ 1,352 Available Balance

Strong Capital Position to Support Growth

BRIDGEWATER BANCSHARES, INC.

Common Equity Tier 1 Capital Ratio


8.72%
9.07%
9.16%
9.21%
9.41%
9.79%
9.08%
9.03%
9.03%
9.08%
9.17%
9.53%
9.61%
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26

Tangible Common Equity Ratio[1]


7.39%
7.61%
7.73%
7.72%
7.90%
8.17%
7.36%
7.48%
7.40%
7.71%
8.01%
8.34%
8.62%
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26

Capital Priorities

1. **Organic Growth**
   Drive profitability by supporting a proven organic loan growth engine
2. **M&A**
   Review and evaluate M&A opportunities that complement BWB's business model
3. **Share Repurchases**
   Opportunistically return capital to shareholders by buying back stock based on valuation, capital levels, and other uses of capital
4. **Dividends**
   Have not historically paid a common stock dividend given organic growth opportunities

Recent Capital Actions

- Repurchased 38,659 shares of common stock in 2Q26 at an aggregate purchase price of $700,000 (weighted average price per share of $18.12)
- $12.4M remaining under current share repurchase authorization as of June 30, 2026
- Launched an at-the-market (ATM) offering in February 2026 for the sale from time-to-time of up to $50M of common stock
  - No shares sold in 1H26 as part of the ATM offering

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation

29

Near-Term Expectations 30 Balance Sheet Growth Net Interest Margin Expenses Capital Levels • Mid-to-high single digit loan growth in 2H26, dependent on the pace of core deposit growth • Focus on profitable growth while aligning loan growth with core deposit growth over time • Target loan-to-deposit ratio between 95% and 105% • Continued NIM expansion, albeit at a slower pace • Dependent on changes in interest rates and shape of the yield curve • Continued net interest income growth due to NIM expansion and loan growth outlook • Stabilization of noninterest expense near 2Q26 levels over the remainder of 2026 • Continued investments in people and technology initiatives • Maintain stable capital levels in the current environment given the growth outlook • Opportunistic and nimble approach to capital, focused on enhancing shareholder value and supporting the balance sheet, whether as a purchaser or issuer

2026 Strategic Priorities 31 Optimize Levels of Profitable Growth Continue to Gain Loan and Deposit Market Share Expand Reach of the Affordable Housing Vertical Leverage Technology to Support Business Growth • Leverage elevated loan demand and pipelines to drive organic loan growth • Continue to align loan growth with core deposit growth over time • Drive NIM expansion in the lower interest rate environment • Maintain strong credit quality through consistent underwriting standards and active credit oversight • Take local deposit and loan market share by being the bank-of-choice for clients wanting to bank local in the Twin Cities • Expand expertise and capacity across targeted verticals, such as affordable housing, women business leaders, nonprofits, and SBA • Leverage marketplace disruption in the Twin Cities to attract new clients and top talent • Evaluate M&A opportunities that support our business model and growth outlook • Leverage affordable housing expertise to grow client base across the Twin Cities and nationally • Enhance our national presence as an affordable housing lender while building infrastructure for long-term growth • Expand and enhance perm product offering to drive additional loan and swap fee income • Continue to earn strong core deposits through affordable housing transactions • Leverage recent technology investments to support growth and enhance workflow efficiencies • Develop AI strategies to enhance operational efficiencies, strengthen client relationships, and empower team members • Modernize core banking for scalable growth with open architecture and easy access to third party services • Expand investment in digital products to improve the client experience Year-to-Date Progress (2Q26) 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 • NIM expansion of 32 bps • Relatively low levels of net charge-offs and nonperforming assets • Loan growth of 5.5% annualized • Hired 15 team members as a result of the local M&A disruption • Affordable housing balances up $60M, or 19% annualized • Established an internal AI Council to champion AI initiatives across the organization

32 APPENDIX

Reconciliation of Non-GAAP Financial Measures

Bridgewater Bancshares, Inc.

	As of and for the quarter ended,				
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Pre-Provision Net Revenue:					
Noninterest Income	$ 3,627	$ 2,061	$ 3,148	$ 9,564	$ 2,324
Less: (Gain) Loss on Sales of Securities	(474)	(59)	(80)	(7,251)	-
Less: FHLB Advance Prepayment Income	(301)	-	-	-	-
Total Operating Noninterest Income	2,852	2,002	3,068	2,313	2,324
Plus: Net Interest Income	32,452	34,091	35,687	36,647	38,566
Net Operating Revenue	$ 35,304	$ 36,093	$ 38,755	$ 38,960	$ 40,890
Noninterest Expense	$ 18,941	$ 19,956	$ 20,238	$ 22,170	$ 21,894
Total Operating Noninterest Expense	$ 18,941	$ 19,956	$ 20,238	$ 22,170	$ 21,894
Pre-provision Net Revenue	$ 16,363	$ 16,137	$ 18,517	$ 16,790	$ 18,996
Plus: Non-Operating Revenue Adjustments	775	59	80	7,251	-
Less: Provision for Credit Losses	2,000	1,100	1,450	1,200	550
Less: Provision for Income Taxes	3,618	3,495	3,813	5,435	4,439
Net Income	$ 11,520	$ 11,601	$ 13,334	$ 17,406	$ 14,007
Average Assets	$ 5,162,182	$ 5,372,443	$ 5,438,555	$ 5,242,761	$ 5,317,215
Pre-Provision Net Revenue Return on Average Assets	1.27%	1.19%	1.35%	1.30%	1.43%
Adjusted Pre-Provision Net Revenue:					
Net Operating Revenue	$ 35,304	$ 36,093	$ 38,755	$ 38,960	$ 40,890
Noninterest Expense	$ 18,941	$ 19,956	$ 20,238	$ 22,170	$ 21,894
Less: Merger-related Expenses	(540)	(530)	(346)	-	-
Less: FHLB Prepayment Income	-	-	-	(982)	-
Adjusted Total Operating Noninterest Expense	$ 18,401	$ 19,426	$ 19,892	$ 21,188	$ 21,894
Adjusted Pre-Provision Net Revenue	$ 16,903	$ 16,667	$ 18,863	$ 17,772	$ 18,996
Adjusted Pre-Provision Net Revenue Return on Average Assets	1.31%	1.23%	1.38%	1.37%	1.43%
Core Net Interest Margin					
Net Interest Income (Tax-equivalent Basis)	$ 32,770	$ 34,614	$ 36,447	$ 37,395	$ 39,400
Less:					
Loan Fees	(1,019)	(966)	(1,041)	(1,257)	(1,464)
Purchase Accounting Accretion:					
Loan Accretion	(425)	(380)	(546)	(324)	(171)
Bond Accretion	(152)	(89)	(33)	(22)	(17)
Bank-Owned Certificates of Deposit Accretion	(4)	(6)	(16)	-	-
Deposit Certificates of Deposit Accretion	(37)	(13)	-	-	-
Total Purchase Accounting Accretion	(618)	(488)	(595)	(346)	(188)
Core Net Interest Income (Tax-equivalent Basis)	$ 31,133	$ 33,160	$ 34,811	$ 35,792	$ 37,748
Average Interest Earning Assets	$ 5,019,058	$ 5,223,139	$ 5,264,700	$ 5,079,430	$ 5,144,715
Core Net Interest Margin	2.49%	2.52%	2.62%	2.86%	2.94%

	As of and for the quarter ended,				
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Core Loan Yield					
Loan Interest Income (Tax-Equivalent Basis)	$ 58,122	$ 60,317	$ 61,746	$ 62,102	$ 64,537
Less:					
Loan Fees	(1,019)	(966)	(1,041)	(1,257)	(1,464)
Loan Accretion	(425)	(380)	(546)	(324)	(171)
Core Loan Interest Income	$ 56,678	$ 58,971	$ 60,159	$ 60,521	$ 62,902
Average Loans	$ 4,064,540	$ 4,132,987	$ 4,239,936	$ 4,336,869	$ 4,380,477
Core Loan Yield	5.59%	5.66%	5.63%	5.66%	5.76%
Efficiency Ratio:					
Noninterest Expense	$ 18,941	$ 19,956	$ 20,238	$ 22,170	$ 21,894
Less: Amortization Intangible Assets	(230)	(230)	(231)	(226)	(227)
Adjusted Noninterest Expense	$ 18,711	$ 19,726	$ 20,007	$ 21,944	$ 21,667
Net Interest Income	$ 32,452	$ 34,091	$ 35,687	$ 36,647	$ 38,566
Noninterest Income	3,627	2,061	3,148	9,564	2,324
Less: (Gain) Loss on Sales of Securities	(474)	(59)	(80)	(7,251)	-
Adjusted Operating Revenue	$ 35,605	$ 36,093	$ 38,755	$ 38,960	$ 40,890
Efficiency Ratio	52.6%	54.7%	51.6%	56.3%	53.0%
Adjusted Efficiency Ratio:					
Noninterest Expense	$ 18,941	$ 19,956	$ 20,238	$ 22,170	$ 21,894
Less: Amortization Intangible Assets	(230)	(230)	(231)	(226)	(227)
Less: Merger-related Expenses	(540)	(530)	(346)	-	-
Less: FHLB Advance Prepayment/Debt Redemption Loss	-	-	-	(982)	-
Adjusted Noninterest Expense	$ 18,171	$ 19,196	$ 19,661	$ 20,962	$ 21,667
Net Interest Income	$ 32,452	$ 34,091	$ 35,687	$ 36,647	$ 38,566
Noninterest Income	3,627	2,061	3,148	9,564	2,324
Less: (Gain) Loss on Sales of Securities	(474)	(59)	(80)	(7,251)	-
Less: FHLB Advance Prepayment Income	(301)	-	-	-	-
Adjusted Operating Revenue	$ 35,304	$ 36,093	$ 38,755	$ 38,960	$ 40,890
Adjusted Efficiency Ratio	51.5%	53.2%	50.7%	53.8%	53.0%
Adjusted Noninterest Expense to Average Assets:					
Noninterest Expense	$ 18,941	$ 19,956	$ 20,238	$ 22,170	$ 21,894
Less: Merger-related Expenses	(540)	(530)	(346)	-	-
Less: FHLB Prepayment Penalty	-	-	-	(982)	-
Adjusted Noninterest Expense	$ 18,401	$ 19,426	$ 19,892	$ 21,188	$ 21,894
Average Assets	$ 5,162,182	$ 5,372,443	$ 5,438,555	$ 5,242,761	$ 5,317,215
Adjusted Noninterest Expense to Average Assets (ann.)	1.43%	1.43%	1.45%	1.64%	1.65%

Dollars in thousands

33

Reconciliation of Non-GAAP Financial Measures

BRIDGEWATER BANCSHARES, INC.

	As of and for the quarter ended,				
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Tangible Common Equity / Tangible Assets					
Total Shareholders' Equity	$ 476,282	$ 497,463	$ 517,095	$ 528,424	$ 547,909
Less: Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Total Common Shareholders' Equity	409,768	430,949	450,581	461,910	481,395
Less: Intangible Assets	(19,372)	(19,142)	(18,912)	(18,685)	(18,459)
Tangible Common Equity	$ 390,396	$ 411,807	$ 431,669	$ 443,225	$ 462,936
Total Assets	$ 5,296,673	$ 5,359,994	$ 5,407,002	$ 5,335,396	$ 5,389,726
Less: Intangible Assets	(19,372)	(19,142)	(18,912)	(18,685)	(18,459)
Tangible Assets	$ 5,277,301	$ 5,340,852	$ 5,388,090	$ 5,316,711	$ 5,371,267
Tangible Common Equity / Tangible Assets	7.40%	7.71%	8.01%	8.34%	8.62%
Return on Average Tangible Common Equity					
Net Income Available to Common Shareholders	$ 10,506	$ 10,588	$ 12,320	$ 16,393	$ 12,993
Average Shareholders' Equity	$ 471,700	$ 485,869	$ 509,655	$ 524,825	$ 552,575
Less: Average Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Average Common Equity	405,186	419,355	443,141	458,311	486,061
Less: Effects of Average Intangible Assets	(19,504)	(19,274)	(19,042)	(18,816)	(18,588)
Average Tangible Common Equity	$ 385,682	$ 400,081	$ 424,099	$ 439,495	$ 467,473
Return on Average Tangible Common Equity	10.93%	10.50%	11.53%	15.13%	11.15%

	As of and for the year ended,			
	December 31, 2022	December 31, 2023	December 31, 2024	December 31, 2025
Efficiency Ratio:				
Noninterest Expense	$ 56,620	$ 59,320	$ 63,300	$ 77,271
Less: Amortization Intangible Assets	(191)	(100)	(78)	(921)
Adjusted Noninterest Expense	$ 56,429	$ 59,220	$ 63,222	$ 76,350
Net Interest Income	$ 129,698	$ 105,174	$ 102,193	$ 132,438
Noninterest Income	6,332	6,493	7,368	10,915
Less: (Gain) Loss on Sales of Securities	(82)	33	(385)	(614)
Adjusted Operating Revenue	$ 135,948	$ 111,700	$ 109,176	$ 142,739
Efficiency Ratio	41.5%	53.0%	57.9%	53.5%

	As of and for the quarter ended,				
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Adjusted Diluted Earnings Per Common Share					
Net Income Available to Common Shareholders	$ 10,506	$ 10,588	$ 12,320	$ 16,393	$ 12,993
Add: Merger-related Expenses	540	530	346	-	-
Add: FHLB Prepayment Penalties	-	-	-	982	-
Less: FHLB Advance Prepayment Income	(301)	-	-	-	-
Less: (Gain) Loss on Sales of Securities	(474)	(59)	(80)	(7,251)	-
Total Adjustments	(235)	471	266	(6,269)	-
Less: Tax Impact of Adjustments	56	(110)	(59)	1,492	-
Adjusted Net Income Available to Common	$ 10,327	$ 10,949	$ 12,527	$ 11,616	$ 12,993
Diluted Weighted Average Shares Outstanding	27,998,008	28,190,406	28,354,756	28,490,176	28,589,332
Adjusted Diluted Earnings Per Common Share	$ 0.37	$ 0.39	$ 0.44	$ 0.41	$ 0.45
Adjusted Return on Average Assets					
Net Income	$ 11,520	$ 11,601	$ 13,334	$ 17,406	$ 14,007
Add: Total Adjustments	(235)	471	266	(6,269)	-
Less: Tax Impact of Adjustments	56	(110)	(59)	1,492	-
Adjusted Net Income	$ 11,341	$ 11,962	$ 13,541	$ 12,629	$ 14,007
Average Assets	$ 5,162,182	$ 5,372,443	$ 5,438,555	$ 5,242,761	$ 5,317,215
Adjusted Return on Average Assets	0.88%	0.88%	0.99%	0.98%	1.06%
Adjusted Return on Average Tangible Common Equity					
Adjusted Net Income Available to Common Shareholders	$ 10,327	$ 10,949	$ 12,527	$ 11,616	$ 12,993
Average Tangible Common Equity	$ 385,682	$ 400,081	$ 424,099	$ 439,495	$ 467,473
Adjusted Return on Average Tangible Common Equity	10.74%	10.86%	11.72%	10.72%	11.15%

Dollars in thousands

34

Reconciliation of Non-GAAP Financial Measures

BRIDGEWATER BANCSHARES, INC.

Tangible Book Value Per Share	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
	As of and for the quarter ended,									
Book Value Per Common Share	$ 4.69	$ 4.91	$ 5.23	$ 5.43	$ 5.56	$ 6.62	$ 6.85	$ 7.01	$ 7.34	$ 7.70
Less: Effects of Intangible Assets	(0.16)	(0.16)	(0.16)	(0.16)	(0.16)	(0.13)	(0.12)	(0.12)	(0.12)	(0.12)
Tangible Book Value Per Common Share	$ 4.53	$ 4.75	$ 5.07	$ 5.27	$ 5.40	$ 6.49	$ 6.73	$ 6.89	$ 7.22	$ 7.58
Total Common Shares	24,589,861	24,589,861	24,589,861	24,629,861	24,679,861	30,059,374	30,059,374	30,059,374	30,097,274	30,097,674

Tangible Book Value Per Share	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
	As of and for the quarter ended,									
Book Value Per Common Share	$ 7.90	$ 8.20	$ 8.45	$ 8.61	$ 8.92	$ 9.25	$ 9.43	$ 9.92	$ 10.33	$ 10.73
Less: Effects of Intangible Assets	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.11)
Tangible Book Value Per Common Share	$ 7.78	$ 8.08	$ 8.33	$ 8.49	$ 8.80	$ 9.13	$ 9.31	$ 9.80	$ 10.21	$ 10.62
Total Common Shares	28,986,729	28,781,162	28,973,572	28,807,375	28,837,560	28,710,775	28,143,493	28,132,929	28,162,777	28,066,822

Tangible Book Value Per Share	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
	As of and for the quarter ended,									
Book Value Per Common Share	$ 11.09	$ 11.12	$ 11.14	$ 11.44	$ 11.80	$ 12.05	$ 12.25	$ 12.47	$ 12.94	$ 13.30
Less: Effects of Intangible Assets	(0.11)	(0.11)	(0.11)	(0.11)	(0.11)	(0.10)	(0.10)	(0.10)	(0.10)	(0.10)
Tangible Book Value Per Common Share	$ 10.98	$ 11.01	$ 11.03	$ 11.33	$ 11.69	$ 11.95	$ 12.15	$ 12.37	$ 12.84	$ 13.20
Total Common Shares	28,206,566	28,150,389	27,677,372	27,587,978	27,751,950	27,845,244	27,973,995	28,015,505	27,748,965	27,589,827

Tangible Book Value Per Share	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
	As of and for the quarter ended,								
Book Value Per Common Share	$ 13.63	$ 14.06	$ 14.21	$ 14.60	$ 14.92	$ 15.62	$ 16.23	$ 16.60	$ 17.27
Less: Effects of Intangible Assets	(0.10)	(0.10)	(0.72)	(0.71)	(0.71)	(0.69)	(0.68)	(0.67)	(0.66)
Tangible Book Value Per Common Share	$ 13.53	$ 13.96	$ 13.49	$ 13.89	$ 14.21	$ 14.93	$ 15.55	$ 15.93	$ 16.61
Total Common Shares Outstanding	27,348,049	27,425,690	27,552,449	27,560,150	27,470,283	27,584,732	27,759,970	27,832,867	27,880,830

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